UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2013

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	33-2783-S	82-0404220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cienega Street, Suite C

Santa Fe, New Mexico 87501

_________________________

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (505) 438-2576

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02	Unregistered Sales of Equity Securities.

On July 18, 2013, Sigma Labs, Inc. (the “Company”), completed a private placement of 120,000,000 shares of the Company’s common stock, $0.001 par value per share, for an aggregate offering price of $1,200,000. The shares were sold solely to accredited investors.

The Company issued the foregoing securities pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder, based upon each recipient’s status as an “accredited investor,” as that term is defined in Rule 501 promulgated under the Act.

ITEM 8.01	Other Events.

On July 24, 2013, the Company issued a press release (the “Press Release”) announcing the completion of the private placement described in Item 3.02 above. A copy of the Press Release is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 24, 2013, relating to the completion of the Company’s private placement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2013	SIGMA LABS, INC.

	By:	/s/ Mark Cola
		Name:	Mark Cola
		Title:	President and Chief Executive Officer

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